Exhibit 99.5

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                 Class 1-A Available Funds Rate Schedule (1)


                        Available Funds   Available Funds                   Available Funds   Available Funds
            Period          Rate (%)          Rate (%)           Period          Rate (%)          Rate (%)
            ------          --------          --------           ------          --------          --------
                             (2)               (3)                               (2)               (3)
                             (2)               (3)                                (2)                (3)
             1              7.050             9.500                47            6.907             10.500
             2              6.186             9.500                48            6.679             10.500
             3              6.186             9.500                49            6.870             11.500
             4              6.393             9.500                50            6.641             11.500
             5              6.186             9.500                51            6.637             11.500
             6              6.393             9.500                52            6.853             11.500
             7              6.187             9.500                53            6.627             11.500
             8              6.187             9.500                54            6.843             11.500
             9              6.850             9.500                55            6.617             11.500
             10             6.187             9.500                56            6.612             11.500
             11             6.393             9.500                57            7.315             11.500
             12             6.187             9.500                58            6.603             11.500
             13             6.374             9.500                59            6.818             11.500
             14             6.166             9.500                60            6.593             11.500
             15             6.166             9.500                61            6.807             12.000
             16             6.372             9.500                62            6.583             12.000
             17             6.166             9.500                63            6.578             12.000
             18             6.372             9.500                64            6.792             12.000
             19             6.166             9.500                65            6.568             12.000
             20             6.166             9.500                66            6.782             12.000
             21             6.827             9.500                67            6.558             12.000
             22             6.166             9.500                68            6.553             12.000
             23             6.372             9.500                69            7.250             12.000
             24             6.171             9.500                70            6.543             12.000
             25             6.396             9.500                71            6.756             12.000
             26             6.190             9.500                72            6.534             12.000
             27             6.190             9.500                73            6.746             12.000
             28             6.391             9.500                74            6.524             12.000
             29             6.180             9.500                75            6.519             12.000
             30             6.380             9.500                76            6.731             12.000
             31             6.168             9.500                77            6.509             12.000
             32             6.166             9.500                78            6.721             12.000
             33             6.825             9.500                79            6.499             12.000
             34             6.164             9.500                80            6.494             12.000
             35             6.368             9.500                81            7.184             12.000
             36             6.164             9.500                82            6.484             12.000
             37             6.905            10.500                83            6.695             12.000
             38             6.725            10.500                84            6.474             12.000
             39             6.720            10.500                85            6.685             12.000
             40             6.939            10.500                86            6.464             12.000
             41             6.711            10.500                87            6.459             12.000
             42             6.930            10.500                88            6.670             12.000
             43             6.702            10.500                89            6.450             12.000
             44             6.698            10.500                90            6.660             12.000
             45             7.155            10.500                91            6.440             12.000
             46             6.689            10.500
--------------------------------------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.264%, 6-Month LIBOR stays at
1.845%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company

------------------------------------------------------------------------------
            Class 2-A Available Funds Rate Schedule (1)

------------------------------------------------------------------------------

                        Available Funds   Available Funds                   Available Funds   Available Funds
            Period          Rate (%)          Rate (%)           Period          Rate (%)          Rate (%)
            ------          --------          --------           ------          --------          --------
                             (2)               (3)                               (2)               (3)
              1             7.251             8.500               47            6.970             10.500
              2             6.059             8.500               48            6.731             10.500
              3             6.059             8.500               49            6.908             11.500
              4             6.261             8.500               50            6.675             11.500
              5             6.059             8.500               51            6.667             11.500
              6             6.261             8.500               52            6.881             11.500
              7             6.059             8.500               53            6.651             11.500
              8             6.059             8.500               54            6.865             11.500
              9             6.709             8.500               55            6.636             11.500
              10            6.060             8.500               56            6.628             11.500
              11            6.262             8.500               57            7.330             11.500
              12            6.054             8.500               58            6.613             11.500
              13            6.226             8.500               59            6.825             11.500
              14            6.023             8.500               60            6.597             11.500
              15            6.023             8.500               61            6.809             12.000
              16            6.224             8.500               62            6.582             12.000
              17            6.023             8.500               63            6.574             12.000
              18            6.224             8.500               64            6.785             12.000
              19            6.023             8.500               65            6.558             12.000
              20            6.023             8.500               66            6.769             12.000
              21            6.668             8.500               67            6.543             12.000
              22            6.023             8.500               68            6.535             12.000
              23            6.235             8.500               69            7.227             12.000
              24            6.250             8.500               70            6.519             12.000
              25            6.432             9.500               71            6.729             12.000
              26            6.223             9.500               72            6.504             12.000
              27            6.213             9.500               73            6.713             12.000
              28            6.407             9.500               74            6.488             12.000
              29            6.186             9.500               75            6.481             12.000
              30            6.379             9.500               76            6.689             12.000
              31            6.167             9.500               77            6.465             12.000
              32            6.164             9.500               78            6.673             12.000
              33            6.821             9.500               79            6.450             12.000
              34            6.158             9.500               80            6.442             12.000
              35            6.364             9.500               81            7.124             12.000
              36            6.570             9.500               82            6.427             12.000
              37            7.008             10.500              83            6.633             12.000
              38            6.793             10.500              84            6.411             12.000
              39            6.786             10.500              85            6.617             12.000
              40            7.005             10.500              86            6.396             12.000
              41            6.772             10.500              87            6.388             12.000
              42            6.991             10.500              88            6.593             12.000
              43            6.770             10.500              89            6.373             12.000
              44            6.767             10.500              90            6.578             12.000
              45            7.226             10.500              91            6.358             12.000
              46            6.753             10.500
------------------------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.264%, 6-Month LIBOR stays at
1.845%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------
            Subordinate Available Funds Rate Schedule (1)
------------------------------------------------------------------------------

                        Available Funds   Available Funds                   Available Funds   Available Funds
            Period          Rate (%)          Rate (%)           Period          Rate (%)          Rate (%)
            ------          --------          --------           ------          --------          --------
                             (2)               (3)                               (2)               (3)
              1             7.142             8.500               47            6.936             10.500
              2             6.128             8.500               48            6.703             10.500
              3             6.128             8.500               49            6.888             11.500
              4             6.332             8.500               50            6.657             11.500
              5             6.128             8.500               51            6.650             11.500
              6             6.332             8.500               52            6.866             11.500
              7             6.128             8.500               53            6.638             11.500
              8             6.128             8.500               54            6.853             11.500
              9             6.785             8.500               55            6.626             11.500
              10            6.128             8.500               56            6.620             11.500
              11            6.333             8.500               57            7.322             11.500
              12            6.126             8.500               58            6.607             11.500
              13            6.306             8.500               59            6.821             11.500
              14            6.101             8.500               60            6.595             11.500
              15            6.100             8.500               61            6.808             12.000
              16            6.304             8.500               62            6.582             12.000
              17            6.100             8.500               63            6.576             12.000
              18            6.304             8.500               64            6.789             12.000
              19            6.101             8.500               65            6.564             12.000
              20            6.101             8.500               66            6.776             12.000
              21            6.754             8.500               67            6.551             12.000
              22            6.101             8.500               68            6.545             12.000
              23            6.309             8.500               69            7.239             12.000
              24            6.207             8.500               70            6.532             12.000
              25            6.412             9.500               71            6.744             12.000
              26            6.205             9.500               72            6.520             12.000
              27            6.201             9.500               73            6.731             12.000
              28            6.398             9.500               74            6.507             12.000
              29            6.183             9.500               75            6.501             12.000
              30            6.380             9.500               76            6.711             12.000
              31            6.168             9.500               77            6.489             12.000
              32            6.165             9.500               78            6.699             12.000
              33            6.823             9.500               79            6.476             12.000
              34            6.161             9.500               80            6.470             12.000
              35            6.366             9.500               81            7.156             12.000
              36            6.350             9.500               82            6.458             12.000
              37            6.952             10.500              83            6.666             12.000
              38            6.756             10.500              84            6.445             12.000
              39            6.750             10.500              85            6.654             12.000
              40            6.969             10.500              86            6.433             12.000
              41            6.739             10.500              87            6.427             12.000
              42            6.958             10.500              88            6.634             12.000
              43            6.734             10.500              89            6.414             12.000
              44            6.730             10.500              90            6.622             12.000
              45            7.188             10.500              91            6.402             12.000
              46            6.718             10.500

------------------------------------------------------------------------------
(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.264%, 6-Month LIBOR stays at
1.845%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                     19